                                                                   EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 23, 1996 with respect to the financial statements of Citicasters Inc. included in the Registration Statement (Form S-
3) and related Prospectus of Jacor Communications, Inc. for the registration of 20,125,000 shares of its common stock.

                                          Ernst & Young LLP

Cincinnati, Ohio
March 22, 1996